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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

LYRICAL U.S. VALUE EQUITY FUND

Institutional Class (LYRIX)

Investor Class (LYRBX)

Annual Report

November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-884-8099 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-884-8099. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

LYRICAL U.S. VALUE EQUITY FUND LETTER TO SHAREHOLDERS	November 30, 2018 (Unaudited)

Dear Fellow Shareholders,

Enclosed is the Annual Report to shareholders of the Lyrical U.S. Value Equity Fund (the “Fund”). On behalf of the Fund and its investment adviser, Lyrical Asset Management LP, I would like to thank you for your investment.

The Fund’s differentiated value investing approach ran into some stiff cross-currents this past fiscal year. Intermittent market environments in which value investing falls out of favor are not unusual even as this period marked the first significant such stretch since we launched the Fund. We are excited for the prospects of the Fund going forward.

Since its launch on February 4, 2013 through November 30, 2018, the Fund’s Institutional Class has produced a cumulative total return of +97.87%, compared to the +108.32% cumulative total return for the S&P 500® Index (the “S&P 500”). For the twelve months ended November 30, 2018, the Fund’s Institutional Class produced a total return of -9.02% compared to the total return for the S&P 500 of +6.27%. For the twelve months ended November 30, 2018, the three positions that most positively impacted performance were HCA Healthcare, Inc. (HCA), Anthem, Inc. (ANTM), and Microsemi Corporation (MSCC) with contributions of 288 basis points (“bps”) (up 71%), 123 bps (up 25%) and 27 bps (up 27%), respectively; conversely, the three positions that most negatively impacted performance were Western Digital Corporation (WDC), Flex Ltd. (FLEX), and Affiliated Managers Group, Inc. (AMG) which detracted 178 bps (down 40%), 146 bps (down 52%) and 131 bps (down 43%), respectively.

In analyzing the Fund portfolio’s performance attribution, we find it helpful to examine both the investment success rate and any skew in the distribution of returns. Over the life of the Fund, 77% of the Fund’s investments posted gains, and 50% outperformed the S&P 500. Skew has been a positive factor, as the Fund’s outperformers have outperformed by 71%, while our underperformers have underperformed by 64% over the life of the Fund. For the twelve month period ended November 30, 2018, 32% of the Fund’s investments posted gains, and 16% outperformed the S&P 500. For the twelve month period, skew has been a negative factor as the Fund’s outperformers have outperformed by 19%, while our underperformers have underperformed by 23%.

During the life of the Fund we have sold twenty-four positions, as seven companies announced they were being acquired, fourteen approached our estimates of fair value, for one we lost conviction in our thesis, for one the company announced or completed acquisitions which increased the complexity and decreased analyzability and for one the risk/reward became less compelling than other opportunities. For each sale we added a new position from our pipeline of opportunities.

As of November 30, 2018, the valuation of our portfolio is 10.1 times the next twelve months consensus earnings. The S&P 500 has a valuation of 16.5 times earnings on this same basis, a premium of 63% over the Fund.

1

Lyrical Asset Management’s Investment Philosophy and Portfolio Construction

For the new investors since our previous letter to the Fund’s shareholders, we’d like to briefly outline our investment philosophy and portfolio construction approach.

We believe our strategy and approach to investing differentiate us from other investment managers, even those that share a value approach to investing. We are deep value investors and by this we mean that we look to invest in companies trading significantly below intrinsic value. This separates us from other value managers who focus on relative value or core value approaches and whose portfolio characteristics have higher Price/Earnings, Price/Book and Price/Cash Flow multiples. We assess valuation based on current price relative to long-term normalized earnings, which contrasts us to those that rely on Price/Book or dividend yield. We only invest in what we consider to be quality businesses that we believe should earn good returns on invested capital, and avoid volatile businesses and companies with excessive leverage. Other value investors may consider owning any business regardless of quality if they believe the price is low enough. Lastly, we only invest in businesses we can understand and avoid those that are excessively complex or require specialized technical knowledge, even though they may appear cheap from a high-level perspective.

We construct our portfolio purely bottom up and without regard to what is or is not contained in a benchmark. We are concerned with concentration risk and have strict limits on how much capital can be invested in any one position or any one industry. Our long portfolio is constructed to be balanced and diversified across approximately 33 positions, giving us exposure to many different types of companies and situations without sacrificing our strict investment standards.

Thank you for your continued trust and interest in Lyrical Asset Management.

Sincerely,

Andrew Wellington
Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-884-8099.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.lyricalvaluefunds.com or call 1-888-884-8099 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Funds as of November 30, 2018, please see the Schedules of Investments section of this Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

LYRICAL U.S. VALUE EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Lyrical U.S. Value Equity Fund - Institutional Class(a) versus the S&P 500® Index

Average Annual Total Returns (for the periods ended November 30, 2018)
	1 Year	5 Years	Since Inception(c)
Lyrical U.S. Value Equity Fund - Institutional Class(b)	(9.02%)	7.50%	12.44%
Lyrical U.S. Value Equity Fund - Investor Class(b)	(9.30%)	N/A	5.94%
S&P 500® Index(d)	6.27%	11.12%	13.44%(e)

(a)

The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Commencement of operations for Institutional Class shares was February 4, 2013. Commencement of operations for Investor Class shares was February 24, 2014.
(d)

The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(e)	Represents the period from February 4, 2013 (date of commencement of operations of Institutional Class shares) through November 30, 2018.

4

LYRICAL U.S. VALUE EQUITY FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Lyrical U.S. Value Equity Fund vs S&P 500® Index
Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
HCA Healthcare, Inc.	5.5%
Aflac, Inc.	5.3%
Anthem, Inc.	5.3%
Broadcom, Inc.	5.2%
Microchip Technology, Inc.	5.2%
Celanese Corporation - Series A	5.0%
Willis Towers Watson plc	5.0%
Ameriprise Financial, Inc.	5.0%
EOG Resources, Inc.	4.9%
Lincoln National Corporation	4.7%

5

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS November 30, 2018
COMMON STOCKS — 101.0%	Shares	Value
Consumer Discretionary — 9.8%
Auto Components — 3.3%
Adient plc	243,158	$5,757,981
Goodyear Tire & Rubber Company (The)	813,762	18,846,728
Tenneco, Inc. - Class A	181,153	6,113,914
		30,718,623
Household Durables — 2.9%
Whirlpool Corporation	216,277	27,279,018

Internet & Direct Marketing Retail — 3.6%
Qurate Retail, Inc. (a)	1,481,885	32,927,485

Energy — 12.8%
Energy Equipment & Services — 3.3%
National Oilwell Varco, Inc.	962,796	30,915,380

Oil, Gas & Consumable Fuels — 9.5%
EOG Resources, Inc.	443,099	45,776,557
Suncor Energy, Inc.	1,311,713	42,355,213
		88,131,770
Financials — 24.3%
Capital Markets — 7.1%
Affiliated Managers Group, Inc.	176,413	19,603,013
Ameriprise Financial, Inc.	355,619	46,141,565
		65,744,578
Insurance — 17.2%
Aflac, Inc.	1,079,893	49,394,306
Assurant, Inc.	204,663	19,901,430
Lincoln National Corporation	697,307	43,909,422
Willis Towers Watson plc	290,146	46,263,779
		159,468,937
Health Care — 10.8%
Health Care Providers & Services — 10.8%
Anthem, Inc.	169,265	49,098,699
HCA Healthcare, Inc.	354,159	50,995,354
		100,094,053
Industrials — 10.7%
Building Products — 4.1%
Johnson Controls International plc	1,089,715	37,900,288

6

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 101.0% (Continued)	Shares	Value
Industrials — 10.7% (Continued)
Construction & Engineering — 1.6%
AECOM (a)	446,514	$14,359,890

Road & Rail — 1.6%
Avis Budget Group, Inc. (a)	304,358	8,914,646
Hertz Global Holdings, Inc. (a)	315,446	5,901,994
		14,816,640
Trading Companies & Distributors — 3.4%
AerCap Holdings N.V. (a)	602,888	31,874,689

Information Technology — 24.2%
Communications Equipment — 1.1%
CommScope Holding Company, Inc. (a)	589,692	10,673,425

Electronic Equipment, Instruments & Components — 5.1%
Arrow Electronics, Inc. (a)	277,396	21,351,170
Flex Ltd. (a)	1,728,101	15,120,884
Tech Data Corporation (a)	121,811	10,956,899
		47,428,953
IT Services — 3.2%
Western Union Company (The)	1,574,642	29,493,045

Semiconductors & Semiconductor Equipment — 10.4%
Broadcom, Inc.	204,218	48,483,396
Microchip Technology, Inc.	635,432	47,657,400
		96,140,796
Technology Hardware, Storage & Peripherals — 4.4%
NCR Corporation (a)	478,512	13,259,567
Western Digital Corporation	598,353	27,159,243
		40,418,810
Materials — 8.4%
Chemicals — 5.0%
Celanese Corporation - Series A	462,160	46,645,809

Containers & Packaging — 3.4%
Crown Holdings, Inc. (a)	427,047	21,898,970
Owens-Illinois, Inc. (a)	518,759	9,539,978
		31,438,948

Total Common Stocks (Cost $803,651,505)		$936,471,137

7

LYRICAL U.S. VALUE EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 2.13% (b) (Cost $4,055,774)	4,055,774	$4,055,774

Investments at Value — 101.4% (Cost $807,707,279)		$940,526,911

Liabilities in Excess of Other Assets — (1.4%)		(13,349,851)

Net Assets — 100.0%		$927,177,060

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of November 30, 2018.
See accompanying notes to financial statements.

8

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2018
ASSETS
Investments in securities:
At cost	$807,707,279
At value (Note 2)	$940,526,911
Receivable for capital shares sold	8,864,184
Receivable for investment securities sold	14,890,650
Dividends receivable	1,715,895
Other assets	31,834
Total assets	966,029,474

LIABILITIES
Distributions payable	15,590,959
Payable for capital shares redeemed	21,960,306
Payable to Adviser (Note 4)	1,177,005
Payable to administrator (Note 4)	90,045
Accrued distribution fees (Note 4)	419
Other accrued expenses	33,680
Total liabilities	38,852,414

NET ASSETS	$927,177,060

NET ASSETS CONSIST OF:
Paid-in capital	$843,271,568
Accumulated earnings	83,905,492
NET ASSETS	$927,177,060

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$907,365,757
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	58,340,526
Net asset value, offering price and redemption price per share (Note 2)	$15.55
INVESTOR CLASS
Net assets applicable to Investor Class	$19,811,303
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,284,312
Net asset value, offering price and redemption price per share (Note 2)	$15.43

See accompanying notes to financial statements.

9

LYRICAL U.S. VALUE EQUITY FUND STATEMENT OF OPERATIONS Year Ended November 30, 2018
INVESTMENT INCOME
Dividend income	$18,604,116
Foreign withholding taxes on dividends	(232,829)
Total investment income	18,371,287

EXPENSES
Investment advisory fees (Note 4)	14,926,281
Administration fees (Note 4)	755,782
Compliance fees (Note 4)	121,511
Fund accounting fees (Note 4)	120,755
Transfer agent fees (Note 4)	118,401
Custody and bank service fees	91,372
Distribution fees - Investor Class (Note 4)	84,486
Registration and filing fees	66,498
Postage and supplies	49,344
Professional fees	44,383
Networking fees	39,784
Borrowing costs (Note 5)	12,625
Printing of shareholder reports	10,595
Trustees' fees and expenses (Note 4)	10,151
Insurance expense	6,552
Other expenses	36,099
Total expenses	16,494,619
Expense reimbursements by Adviser (Note 4)	(6,222)
Net expenses	16,488,397

NET INVESTMENT INCOME	1,882,890

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from investments	50,802,676
Net realized losses from foreign currency transactions (Note 2)	(4,989)
Net change in unrealized appreciation (depreciation) on investments	(163,561,509)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(112,763,822)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(110,880,932)

See accompanying notes to financial statements.

10

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2018	Year Ended November 30, 2017 (a)
FROM OPERATIONS
Net investment income	$1,882,890	$245,607
Net realized gains from investment transactions	50,802,676	75,451,576
Net realized losses from foreign currency transactions	(4,989)	—
Net change in unrealized appreciation (depreciation) on investments	(163,561,509)	145,782,822
Net increase (decrease) in net assets resulting from operations	(110,880,932)	221,480,005

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(77,051,597)	(88,896,292)
Investors Class	(1,717,444)	(3,128,810)
Decrease in net assets from distributions to shareholders	(78,769,041)	(92,025,102)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	456,135,603	340,448,217
Net asset value of shares issued in reinvestment of distributions to shareholders	61,458,585	67,241,541
Payments for shares redeemed	(542,065,326)	(408,713,799)
Net decrease in Institutional Class net assets from capital share transactions	(24,471,138)	(1,024,041)

Investor Class
Proceeds from shares sold	4,889,814	7,832,427
Net asset value of shares issued in reinvestment of distributions to shareholders	1,617,814	2,940,288
Payments for shares redeemed	(18,570,922)	(37,958,377)
Net decrease in Investor Class net assets from capital share transactions	(12,063,294)	(27,185,662)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(226,184,405)	101,245,200

NET ASSETS
Beginning of year	1,153,361,465	1,052,116,265
End of year	$927,177,060	$1,153,361,465

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended November 30, 2017, distributions to shareholders for the Institutional Class consisted of $14,603,810 and $74,292,482 from net investment income and net realized gains, respectively, and for the Investor Class consisted of $605,949 and $2,522,861 from net investment income and net realized gains, respectively. As of November 30, 2017, undistributed net investment income was $236,790.

See accompanying notes to financial statements.

11

LYRICAL U.S. VALUE EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended November 30, 2018	Year Ended November 30, 2017
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	25,680,359	19,205,975
Shares issued in reinvestment of distributions to shareholders	3,949,556	3,695,697
Shares redeemed	(31,270,758)	(22,805,199)
Net increase (decrease) in shares outstanding	(1,640,843)	96,473
Shares outstanding at beginning of year	59,981,369	59,884,896
Shares outstanding at end of year	58,340,526	59,981,369

Investor Class
Shares sold	268,775	441,214
Shares issued in reinvestment of distributions to shareholders	104,804	162,690
Shares redeemed	(1,073,442)	(2,142,707)
Net decrease in shares outstanding	(699,863)	(1,538,803)
Shares outstanding at beginning of year	1,984,175	3,522,978
Shares outstanding at end of year	1,284,312	1,984,175

See accompanying notes to financial statements.

12

LYRICAL U.S. VALUE EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Nov. 30, 2018	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015		Year Ended Nov. 30, 2014
Net asset value at beginning of year	$18.62	$16.60	$15.63	$16.29		$13.78

Income (loss) from investment operations:
Net investment income (loss)	0.03 (a)	0.01 (a)	0.24	0.04		(0.00	)(b)
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.70)	3.54	1.40	(0.35)		2.66
Total from investment operations	(1.67)	3.55	1.64	(0.31)		2.66

Less distributions:
Dividends from net investment income	(0.01)	(0.24)	(0.04)	(0.00	)(b)	(0.00	)(b)
Distributions from net realized gains	(1.39)	(1.29)	(0.63)	(0.35)		(0.15)
Total distributions	(1.40)	(1.53)	(0.67)	(0.35)		(0.15)

Net asset value at end of year	$15.55	$18.62	$16.60	$15.63		$16.29

Total return (c)	(9.02%)	21.70%	10.73%	(1.91%)		19.41%

Net assets at end of year (000's)	$907,366	$1,116,584	$993,904	$590,582		$547,021

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.37%	1.37%	1.38%	1.42%		1.45%

Ratio of net expenses to average net assets	1.37%	1.37%	1.38%	1.42%		1.44	%(d)

Ratio of net investment income (loss) to average net assets	0.17%	0.03%	1.62%	0.24%		(0.00	%)(d)(e)

Portfolio turnover rate	39%	22%	36%	21%		20%

(a)	Per share net investment income has been determined on the basis of average number of shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the years covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the year ended November 30, 2014 (Note 4).

(d)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(e)	Amount rounds to less than 0.01%.
See accompanying notes to financial statements.

13

LYRICAL U.S. VALUE EQUITY FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Year Ended Nov. 30, 2018		Year Ended Nov. 30, 2017		Year Ended Nov. 30, 2016		Year Ended Nov. 30, 2015		Period Ended Nov. 30, 2014 (a)
Net asset value at beginning of period	$18.54		$16.52		$15.57		$16.27		$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.05	)(b)	0.30		0.01		(0.01)
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.69)		3.53		1.28		(0.36)		1.60
Total from investment operations	(1.72)		3.48		1.58		(0.35)		1.59

Less distributions:
Distributions from net investment income	—		(0.17)		(0.00	)(c)	—		—
Distributions from net realized gains	(1.39)		(1.29)		(0.63)		(0.35)		—
Total distributions	(1.39)		(1.46)		(0.63)		(0.35)		—

Net asset value at end of period	$15.43		$18.54		$16.52		$15.57		$16.27

Total return (d)	(9.30%)		21.32%		10.36%		(2.19%)		10.83	%(e)

Net assets at end of period (000's)	$19,811		$36,777		$58,213		$61,375		$9,033

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.72%		1.70%		1.70%		1.72%		2.39	%(f)

Ratio of net expenses to average net assets	1.70	%(g)	1.70%		1.70%		1.70	%(g)	1.70	%(f)(g)

Ratio of net investment income (loss) to average net assets	(0.18	%)(g)	(0.32%)		1.39%		0.03	%(g)	(0.18	%)(f)(g)

Portfolio turnover rate	39%		22%		36%		21%		20	%(e)(h)

(a)	Represents the period from the commencement of operations (February 24, 2014) through November 30, 2014.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses for the periods ended November 30, 2018, 2015 and 2014 (Note 4).

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(h)	Represents the year ended November 30, 2014
See accompanying notes to financial statements.

14

LYRICAL U.S. VALUE EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

1. Organization

Lyrical U.S. Value Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek to achieve long-term capital growth.

The Fund offers two classes of shares: Institutional Class shares (sold without any sales loads and distribution and/or shareholder service fees and requiring a $100,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $2,500 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with GAAP. The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$936,471,137	$—	$—	$936,471,137
Money Market Funds	4,055,774	—	—	4,055,774
Total	$940,526,911	$—	$—	$940,526,911

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of securities by industry type. As of November 30, 2018, the Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Foreign currency translation – Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses, if any, arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Allocation between Classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each Class of the Fund based upon its proportionate share of total net assets of the Fund. Class-specific

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

expenses are charged directly to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares of the Fund based upon its proportionate share of total net assets of the Fund

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders by the Fund during the years ended November 30, 2018 and 2017 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
11/30/2018	$377,148	$78,391,893	$78,769,041
11/30/2017	$21,153,113	$70,871,989	$92,025,102

The Fund made the following ordinary income distribution to the Institutional Class of shares subsequent to November 30, 2018 to shareholders of record on December 27, 2018:

	Record Date	Ex-Date	Per Share
Institutional Class	12/27/2018	12/28/2018	$0.0507

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2018:

Tax cost of portfolio investments	$865,329,247
Gross unrealized appreciation	$181,108,617
Gross unrealized depreciation	(105,910,953)
Net unrealized appreciation	75,197,664
Undistributed ordinary income	1,871,300
Undistributed long-term capital gains	6,836,528
Distributable earnings	$83,905,492

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended November 30, 2018, the following reclassification was made as a result of permanent differences between the financial statement and income tax reporting requirements:

Paid-in capital	$7,515,308
Distributable earnings	$(7,515,308)

This reclassification has no effect on the Fund’s total net asset or its net asset value per share and is due to the utilization of earnings and profits on shareholder redemptions.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $448,085,553 and $560,230,265, respectively.

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lyrical Asset Management L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until March 31, 2020, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding the following percentages of average daily net assets attributable to each respective class:

Institutional Class	Investor Class
1.45%	1.70%

Accordingly, during the year ended November 30, 2018, the Adviser reimbursed other operating expenses of $6,222 for Investor Class shares.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2018, the Adviser may seek repayment of expense reimbursements of $6,222 no later than November 30, 2021.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Investor Class shares of the Fund to directly incur or reimburse the Fund’s principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to the Institutional Class shares. During the year ended November 30, 2018, the Investor Class shares incurred $84,486 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid in quarterly installments. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of November 30, 2018, the following shareholder owned of record 25% or more of the outstanding shares of the Investor Class of the Fund:

NAME OF RECORD OWNER	% Ownership
Lyrical U.S. Value Equity Fund - Investor Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	64%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person of the Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Borrowing Costs

From time to time, the Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended November 30, 2018, the Fund incurred $12,625 of borrowing costs charged by the custodian.

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LYRICAL U.S. VALUE EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on December 28, 2018, as discussed in Note 2.

22

LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Lyrical U.S. Value Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lyrical U.S. Value Equity Fund, a series of shares of beneficial interest in Ultimus Managers Trust (the “Fund”), including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Institutional Class Shares and each of the years in the four-year period then ended and the period from February 24, 2014 (commencement of operations) to November 30, 2014 for Investor Class Shares, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the five-year period then ended as described in the previous sentence, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

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LYRICAL U.S. VALUE EQUITY FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
January 24, 2019

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LYRICAL U.S. VALUE EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2018) and held until the end of the period (November 30, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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LYRICAL U.S. VALUE EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Lyrical U.S. Value Equity Fund
Institutional Class
Actual	$ 1,000.00	$ 957.30	1.37%	$ 6.72
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.20	1.37%	$ 6.93
Investor Class
Actual	$ 1,000.00	$ 955.90	1.70%	$ 8.34
Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,016.55	1.70%	$ 8.59

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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LYRICAL U.S. VALUE EQUITY FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-884-8099, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-884-8099. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended November 30, 2018, 100% of ordinary income dividends qualifies for the corporate dividends received deduction.

Long-Term Capital Gains – For the year ended November 30, 2018, the Fund designates $85,907,200 as long-term capital gains distributions.

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LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Trust:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None

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LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees: (continued)
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Vice President, Relationship Management Director of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017); Business Project Manager of Vantiv, Inc. (2013 to 2014)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

29

LYRICAL U.S. VALUE EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (continued)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (2015 to present) and Fund Accounting Manager (2012 to 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of the Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (2016 to present) and Paralegal (2015 to 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (2011 to 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-884-8099.

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LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Lyrical Asset Management LP (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on October 22-23, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the renewal of the Investment Advisory Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum to the Board (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had underperformed relative to the average and median of its custom peer group for the one-year period, outperformed the average and underperformed the median for the three-year period, and outperformed the average and median for the five-year and since inception periods. The Board also noted that the Fund had underperformed relative to the average and median of its Morningstar category (Large Cap Value Funds $1 Billion - $5 Billion, True No-Loan) for the one- and three-year periods, but outperformed for the five-year and since inception periods. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

31

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Adviser’s expense limitation agreement with the Fund (the “ELA”), and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the ELA for the Fund until at least April 1, 2020.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the ELA. The Board noted that the 1.25% advisory fee for the Fund was above the average and median for the Fund’s custom peer group, and above the average and median for the other funds in the Fund’s Morningstar category (Large Cap Value Funds $1 Billion - $5 Billion, True No-Loan). The Board further noted that the overall expense ratio for the Fund of 1.37% was higher than the average and median expense ratio for the other funds in each the Fund’s custom peer group and Morningstar category (Large Cap Value Funds $1 Billion - $5 Billion, True No-Loan). The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the Fund is fair and reasonable.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced in the past, and may again experience in the future, benefits from the ELA.

32

LYRICAL U.S. VALUE EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Following further discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to various factors listed above.

33

RYAN LABS CORE BOND FUND

(RLCBX)

RYAN LABS LONG CREDIT FUND

(RLLCX)

Annual Report

November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-866-561-3087 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-866-561-3087. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

RYAN LABS FUNDS LETTER TO SHAREHOLDERS (Unaudited)	November 30, 2018

Dear Shareholders,

Following is the Annual Report to shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (collectively, the “Funds”) for the H2 2018. On behalf of the investment manager, Ryan Labs Asset Management, Inc., we would like to thank you for your continued investment.

MARKET RECAP

Continuing uncertainty on the effects of a trade war with China weighed heavily on markets, as well as liquidity being pulled back by multiple central banks - from the US Fed’s balance sheet reduction or “quantitative tightening” to the end of QE by the ECB. Investment grade spreads widened in August, giving back nearly half of the July tightening, on concerns of heavy issuance in September. Though September saw the much-anticipated supply, issuance was well received. Spreads widened in October and November on the backdrop of Brexit related uncertainty, the anticipated Dec Fed rate hike and Fed’s 2019 policy, plunge in oil prices, and volatility returning to the equity market. Year to date through November, investment grade corporate supply was down 12%. Tax reform and resulting repatriation of offshore cash was the primary driver for the decline in IG corporate supply. WTI Crude traded as high as $76.41 per barrel during the quarter, its highest level since November 2014 and traded as low as $50.93 towards the end of November 2018 on international trade concerns and supply glut. During the quarter, the Federal Reserve raised the federal funds rate by 25 basis points for the third time this year, to a range of 2.0% to 2.25%. As we write this commentary, the Fed raised rates for the fourth time in December. The U.S. 2s/10s yield curve spread has been flattening at a rapid pace. It has narrowed from its 2018 high at 78 bps to 20 bps at the end of November. The yield on 30-year Treasury was 3.29% as of November 30, 2018. In the investment grade structured markets, Agency MBS continued to underperform as the 10-year treasury had remained elevated above 3%. The 30-year fixed rate mortgage rate has touched 5%, causing prepayments speeds to come in at some their slowest levels since the financial crisis. ABS and CMBS mezzanine credit weakened in concert with macro volatility but held in well compared with higher beta corporate credit. The securitized sector overall has been the beneficiary of perceived insulation from global macro concerns such as a trade war with China.

RYAN LABS CORE BOND FUND (RLCBX)

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Core Bond Fund (the “Core Bond Fund”) is to seek total return (consisting of current income and capital appreciation) versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Core Bond Benchmark”). The Core Bond Fund seeks this investment objective while providing protection against interest rate risk. We attempt to accomplish this investment objective by investing at least 80% of Core Bond Fund assets in U.S. dollar-denominated, investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities.

The modified duration of the Core Bond Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Core Bond Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

Six months ending November 30, 2018, the Fund returned -0.49% compared to the benchmark return of -0.30%, underperforming by 19 bps. One year ending November 30, 2018, the Fund returned -1.21% compared to the benchmark return of -1.34%, outperforming the benchmark by 13 bps. The Fund portfolio was underweight Treasuries and MBS while being overweight ABS and CMBS, which primarily contributed to outperformance. The top outperformers included United Health, Verizon, and several seasoned CMBS subordinate credit positions. ABS bonds, particularly shorter subprime auto bonds, continued to outperform corporate credit. Earlier vintage subordinate Agency CMBS bonds from Freddie Mac’s K-series also performed well. Names that contributed to underperformance were Dell, ONEOK Inc, Enel SpA, Cenovus Energy, and an ABS issuer.

RYAN LABS LONG CREDIT FUND

INVESTMENT PHILOSOPHY

The investment objective of Ryan Labs Long Credit Fund (the “Long Credit Fund”) is to seek total return (consisting of current income and capital appreciation). The benchmark for this strategy is the Bloomberg Barclays U.S. Long Credit Index (the “Long Credit Benchmark”). We attempt to accomplish this investment objective by investing at least 80% of Long Credit Fund’s net assets in U.S. dollar-denominated investment-grade debt securities. The portfolio’s sensitivity to interest rate changes is intended to track the market for domestic, investment-grade fixed-income securities. The modified duration of the Long Credit Fund’s investment portfolio at the end of each calendar month will typically be within half a year of the Long Credit Benchmark. The primary strategies utilized for value-add are sector rotation, issue selection, and yield curve positioning.

PERFORMANCE SUMMARY

For the six months ending November 2018, the Fund returned -4.18% compared to the benchmark return of -3.94%, underperforming by 24 bps. The portfolio was underweight industrials and government related sectors while being overweight financials and utilities. The overweight to the utility sector and allocation to the Government related sector were contributors to underperformance. Top performers included Verizon, 21st Century Fox America, Goldman Sachs, Comcast and Manulife Financial. Underperformers were General Electric, General Motors, Electricite de France (EDF) and Baker Hughes. One year ending November 30, 2018, the Fund returned -7.38% compared to the benchmark return of -7.15%, underperforming the benchmark by 22 bps.

OUTLOOK

Over the last several years investment grade, non-financial, corporate borrowers have increased leverage for merger related reasons or capital structure changes. As a result, leverage is somewhat high historically for the investment grade universe. Because this is concentrated in non-cyclical sectors there is a lower risk of various companies falling below investment grade in the next economic downturn. Banks, insurance companies and finance companies have much less risky balance sheets than the last downturn in part due to the regulatory environment. At this writing credit markets have come under pressure with the credit index moving from 100 bps over US Treasuries to 150 bps at year end 2018. In the past, a full cycle widening in credit spreads implies the potential for another 50 bps of widening (to 200 bps). Half of the traditional move wider in spreads has occurred without the expectation of imminent recession and with a healthier banking sector. This implies that there is a chance the move wider may not be as severe as the past since companies appear to have time to get ahead of the cycle by reducing credit leverage while banks are much less risky. The biggest risk to this view would be another benchmark issuer experiencing unexpected poor fundamental performance resulting in swift credit downgrades and the associated market technical risks. This was the catalyst for the initial move wider in spreads as General Electric came under credit pressure in 2018

Richard Familetti
President, Ryan Labs Asset Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-561-3087.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at www.ryanlabsfunds.com or call 1-866-561-3087 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ Adviser with respect to those securities may change at any time. For a complete list of securities held by the Funds as of November 30, 2018, please see the Schedules of Investments sections of the Annual Report.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

RYAN LABS CORE BOND FUND
PERFORMANCE INFORMATION
November 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Core Bond Fund versus the
Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns For the Periods Ended November 30, 2018
	1 Year	3 Years	Since Inception(b)
Ryan Labs Core Bond Fund(a)	(1.21%)	1.75%	1.55%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.34%)	1.33%	1.28%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on December 29, 2014.

RYAN LABS LONG CREDIT FUND
PERFORMANCE INFORMATION
November 30, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Ryan Labs Long Credit Fund versus the
Bloomberg Barclays U.S. Long Credit Index

Average Annual Total Returns For the Periods Ended November 30, 2018
	1 Year	3 Years	Since Inception(b)
Ryan Labs Long Credit Fund(a)	(7.38%)	3.04%	3.23%
Bloomberg Barclays U.S. Long Credit Index	(7.15%)	3.59%	3.90%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on November 13, 2015.

RYAN LABS CORE BOND FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Notes, 1.375%, due 10/31/2020	3.9%
Federal National Mortgage Association, Pool #MA3305, 3.500%, due 03/01/2048	2.0%
Federal Home Loan Mortgage Corporation, Pool #G08737, 3.000%, due 12/01/2046	1.7%
Federal Home Loan Mortgage Corporation, Pool #G08707, 4.000%, due 05/01/2046	1.7%
U.S. Treasury Notes, 2.875%, due 08/15/2028	1.7%
U.S. Treasury Bonds, 4.500%, due 02/15/2036	1.6%
U.S. Treasury Bonds, 3.125%, due 05/15/2048	1.3%
U.S. Treasury Notes, 2.250%, due 11/15/2027	1.2%
Government National Mortgage Association, Pool #MA3937, 3.500%, due 09/20/2046	1.2%
Federal National Mortgage Association, Pool #MA3240, 4.500%, due 01/01/2048	1.2%

RYAN LABS LONG CREDIT FUND
PORTFOLIO INFORMATION
November 30, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Bond Holdings

Security Description	% of Net Assets
U.S. Treasury Bonds, 3.000%, due 08/15/2048	5.7%
Comcast Corporation, 4.250%, due 01/15/2033	2.2%
AT&T, Inc., 4.350%, due 06/15/2045	2.0%
Microsoft Corporation, 4.100%, due 02/06/2037	1.9%
Walmart, Inc., 3.950%, due 06/28/2038	1.9%
Wells Fargo & Company, 5.375%, due 02/07/2035	1.6%
HSBC Bank USA, 5.875%, due 11/01/2034	1.6%
CVS Health Corporation, 5.050%, due 03/25/2048	1.6%
Medtronic, Inc., 4.375%, due 03/15/2035	1.5%
BHP Billiton Finance (USA) Ltd., 5.000%, due 09/30/2043	1.4%

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS November 30, 2018
U.S. TREASURY OBLIGATIONS — 15.7%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 7.1%
U.S. Treasury Notes	1.375%	08/31/20	$185,000	$180,455
U.S. Treasury Notes	1.375%	10/31/20	3,785,000	3,682,982
U.S. Treasury Notes	2.250%	11/15/27	1,235,000	1,162,299
U.S. Treasury Notes	2.875%	08/15/28	1,610,000	1,590,756
				6,616,492
U.S. Treasury Bonds — 8.6%
U.S. Treasury Bonds	5.375%	02/15/31	485,000	598,748
U.S. Treasury Bonds	4.500%	02/15/36	1,235,000	1,461,690
U.S. Treasury Bonds	5.000%	05/15/37	165,000	207,823
U.S. Treasury Bonds	4.375%	02/15/38	55,000	64,541
U.S. Treasury Bonds	4.500%	05/15/38	415,000	494,774
U.S. Treasury Bonds	4.250%	05/15/39	810,000	935,930
U.S. Treasury Bonds	3.000%	05/15/42	1,085,000	1,032,699
U.S. Treasury Bonds	2.875%	11/15/46	80,000	73,591
U.S. Treasury Bonds	3.000%	02/15/47	60,000	56,564
U.S. Treasury Bonds	2.750%	08/15/47	265,000	237,206
U.S. Treasury Bonds	2.750%	11/15/47	1,150,000	1,028,576
U.S. Treasury Bonds	3.000%	02/15/48	245,000	230,443
U.S. Treasury Bonds	3.125%	05/15/48	1,280,000	1,233,850
U.S. Treasury Bonds	3.000%	08/15/48	355,000	333,908
				7,990,343
Total U.S. Treasury Obligations (Cost $15,136,979)				$14,606,835

MORTGAGE-BACKED SECURITIES — 39.1%	Coupon	Maturity	Par Value	Value
Commercial — 18.6%
AMSR Mortgage Trust, Series 2016-SFR1, Class D, 144A (1MO LIBOR + 240) (a)	4.707%	11/17/33	$1,000,000	$1,001,807
Banc of America Merrill Lynch Mortgage Trust, Series 2014-FRR5, Class A-K37, 144A (a)	2.631%	01/27/47	400,000	351,810
Barclays Commercial Mortgage Securities Trust, Series 2018-TALL, Class C, 144A (1MO LIBOR + 112) (a)	3.427%	03/15/37	650,000	648,165

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 39.1% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 18.6% (Continued)
Citigroup Comercial Mortgage Trust, Series 2014-GC21, Class D, 144A (a)	4.926%	05/10/47	$720,000	$655,756
Commercial Mortgage Trust, Series 2012-CR5, Class E, 144A (a)	4.320%	12/10/45	410,000	385,253
Commercial Mortgage Trust, Series 2013-CR7, Class D, 144A (a)	4.389%	03/10/46	410,000	301,078
Commercial Mortgage Trust, Series 2014-CR19, Class D, 144A (a)	4.714%	08/10/47	265,000	237,363
Commercial Mortgage Trust, Series 2016-CR28, Class D (a)	3.897%	02/10/49	310,000	279,985
Credit Suisse Mortgage Trust, Series 2013-IVR3, Class A1, 144A	2.500%	05/25/43	407,162	376,955
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class D (a)	3.356%	08/15/48	233,687	187,176
FREMF Mortgage Trust, Series 2013-K35, Class C, 144A (a)	3.940%	08/25/23	389,000	386,443
FREMF Mortgage Trust, Series 2018-K733, Class B, 144A (a)	4.079%	09/25/25	244,000	238,236
FREMF Mortgage Trust, Series 2015-K44, Class C, 144A (a)	3.683%	01/25/48	620,000	586,022
FREMF Mortgage Trust, Series 2015-K45, Class C, 144A (a)	3.591%	04/25/48	315,000	297,123
FREMF Mortgage Trust, Series 2015-K46, Class B, 144A (a)	3.695%	04/25/48	390,000	379,134
FREMF Mortgage Trust, Series 2015-K46, Class C, 144A (a)	3.695%	04/25/48	250,000	238,869
FREMF Mortgage Trust, Series 2015-K48, Class C, 144A (a)	3.637%	08/25/48	260,000	242,529
FREMF Mortgage Trust, Series 2015-K51, Class B, 144A (a)	3.953%	10/25/48	300,000	295,701
FREMF Mortgage Trust, Series 2016-K52, Class C, 144A (a)	3.923%	01/25/49	425,000	404,560
FREMF Mortgage Trust, Series 2016-K55, Class C, 144A (a)	4.161%	04/25/49	330,000	312,945
FREMF Mortgage Trust, Series 2016-K56, Class C, 144A (a)	3.938%	06/25/49	830,000	782,500
FREMF Mortgage Trust, Series 2016-K57, Class C, 144A (a)	3.919%	08/25/49	350,000	332,460
FREMF Mortgage Trust, Series 2017-K729, Class B, 144A (a)	3.675%	11/25/49	610,000	588,546
Goldman Sachs Mortgage Securities Trust, Series 2011-GC3, Class E, 144A	5.000%	03/10/44	595,000	571,139
Hudson’s Bay Simon JV Trust, Series 2015-HB10, Class A10, 144A	4.154%	08/05/34	370,000	360,331

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 39.1% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 18.6% (Continued)
JPMCC Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 144A (a)	2.854%	10/06/38	$70,000	$65,269
JPMorgan Mortgage Trust, Series 2017-3, Class 1A3, 144A	3.500%	08/25/47	496,412	478,540
JPMorgan Mortgage Trust, Series 2018-3, Class A5, 144A	3.500%	04/25/48	186,671	182,631
JPMorgan Mortgage Trust, Series 2018-1, Class A3, 144A	3.500%	06/25/48	188,452	181,555
JPMorgan Mortgage Trust, Series 2018-1, Class A5, 144A	3.500%	06/25/48	211,288	206,716
JPMorgan Mortgage Trust, Series 2018-4, Class A15, 144A	3.500%	10/25/48	367,244	362,351
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1, 144A	3.872%	01/05/43	624,000	556,375
Sutherland Commercial Mortgage Trust, Series 2018-SBC7, Class A, 144A	4.720%	05/25/39	496,786	496,781
Towd Point Mortgage Trust, Series 2015-1, Class A5, 144A (a)	3.735%	10/25/53	835,000	838,213
Towd Point Mortgage Trust, Series 2017-1, Class M2, 144A	3.750%	10/25/56	740,000	706,645
Towd Point Mortgage Trust, Series 2016-5, Class M2, 144A	3.375%	10/25/56	620,000	581,902
Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 144A (a)	3.685%	11/25/60	445,000	444,633
Tralee CDO Ltd., Series 2013-1A, Class AR, 144A (3MO LIBOR + 132) (a)	3.668%	07/20/29	640,000	640,425
UBS Commercial Mortgage Trust, Series 2018-NYCHC, Class D, 144A (1MO LIBOR + 210) (a)	4.407%	02/15/32	450,000	447,929
UBS Commercial Mortgage Trust, Series 2018-C14, Class D, 144A (a) (b)	3.000%	12/15/51	415,000	301,620
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 144A (a)	6.051%	01/10/45	480,000	460,100
				17,393,571
Federal Home Loan Mortgage Corporation — 8.4%
Federal Home Loan Mortgage Corporation, Pool #J19087	3.000%	05/01/27	233,346	231,503
Federal Home Loan Mortgage Corporation, Pool #G18481	3.000%	09/01/28	169,037	167,389
Federal Home Loan Mortgage Corporation, Pool #G18622	2.500%	12/01/31	315,703	304,283

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 39.1% (Continued)	Coupon	Maturity	Par Value	Value
Federal Home Loan Mortgage Corporation — 8.4% (Continued)
Federal Home Loan Mortgage Corporation, Pool #A93093	4.500%	07/01/40	$77,650	$80,769
Federal Home Loan Mortgage Corporation, Pool #A94472	4.000%	10/01/40	133,915	135,974
Federal Home Loan Mortgage Corporation, Series 4667, Class LA	3.500%	01/15/43	840,045	842,169
Federal Home Loan Mortgage Corporation, Series 2018-HRP1, Class M-2, 144A (a)	3.931%	04/25/43	201,500	202,103
Federal Home Loan Mortgage Corporation, Pool #Q19470	3.000%	06/01/43	170,730	164,056
Federal Home Loan Mortgage Corporation, Pool #Q20576	3.000%	08/01/43	315,642	303,356
Federal Home Loan Mortgage Corporation, Pool #G08572	3.500%	02/01/44	110,171	108,900
Federal Home Loan Mortgage Corporation, Series 4791, Class L	4.000%	05/15/44	240,861	245,691
Federal Home Loan Mortgage Corporation, Pool #G08659	3.500%	08/01/45	857,556	844,465
Federal Home Loan Mortgage Corporation, Pool #G08677	4.000%	11/01/45	445,234	448,554
Federal Home Loan Mortgage Corporation, Pool #G08707	4.000%	05/01/46	1,585,834	1,597,490
Federal Home Loan Mortgage Corporation, Pool #G08737	3.000%	12/01/46	1,683,357	1,606,573
Federal Home Loan Mortgage Corporation, Pool #G08772	4.500%	06/01/47	548,192	564,120
				7,847,395
Federal National Mortgage Association — 8.6%
Federal National Mortgage Association, Pool #AJ7494	3.000%	12/01/26	161,096	159,358
Federal National Mortgage Association, Pool #AB5490	3.000%	07/01/27	55,325	55,019
Federal National Mortgage Association, Pool #AE0443	6.500%	10/01/39	15,211	16,898
Federal National Mortgage Association, Pool #AB5379	3.500%	06/01/42	1,070,414	1,059,052
Federal National Mortgage Association, Pool #AB6670	3.000%	10/01/42	150,105	144,491
Federal National Mortgage Association, Pool #AB9345	3.000%	05/01/43	295,708	284,265
Federal National Mortgage Association, Pool #AB9350	3.000%	05/01/43	124,797	120,018

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 39.1% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association — 8.6% (Continued)
Federal National Mortgage Association, Pool #AB9558	3.000%	06/01/43	$307,292	$295,422
Federal National Mortgage Association, Pool #AT5860	3.500%	06/01/43	564,452	558,224
Federal National Mortgage Association, Pool #AL4010	3.500%	07/01/43	132,225	130,817
Federal National Mortgage Association, Pool #AL5625	3.500%	03/01/44	82,899	82,018
Federal National Mortgage Association, Pool #AL5538	4.000%	07/01/44	54,157	54,875
Federal National Mortgage Association, Pool #AS5165	3.000%	06/01/45	172,900	165,869
Federal National Mortgage Association, Pool #AS7838	3.000%	08/01/46	432,718	413,023
Federal National Mortgage Association, Pool #MA3088	4.000%	08/01/47	448,194	450,930
Federal National Mortgage Association, Pool #MA3143	3.000%	09/01/47	70,619	67,376
Federal National Mortgage Association, Pool #890813	3.500%	12/01/47	475,720	467,628
Federal National Mortgage Association, Pool #MA3238	3.500%	01/01/48	527,311	517,284
Federal National Mortgage Association, Pool #MA3240	4.500%	01/01/48	1,078,766	1,110,455
Federal National Mortgage Association, Pool #MA3305	3.500%	03/01/48	1,869,337	1,833,770
				7,986,792
Government National Mortgage Association — 3.5%
Government National Mortgage Association, Pool #5175	4.500%	09/20/41	68,714	71,873
Government National Mortgage Association, Pool #MA3521	3.500%	03/20/46	541,358	536,331
Government National Mortgage Association, Pool #MA3937	3.500%	09/20/46	1,168,671	1,156,557
Government National Mortgage Association, Pool #MA5076	3.000%	03/20/48	478,566	460,955
Government National Mortgage Association, Series 2018-45, Class B	2.600%	09/16/52	680,000	595,996
Government National Mortgage Association, Series 2015-41, Class C (a)	3.150%	01/16/57	490,000	444,998
				3,266,710
Total Mortgage-Backed Securities (Cost $37,435,151)				$36,494,468

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 16.1%	Coupon	Maturity	Par Value	Value
American Credit Acceptance Receivables Trust, Series 2017-3, Class D, 144A	3.430%	10/10/23	$330,000	$328,208
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D	3.180%	07/18/23	410,000	402,896
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D	3.820%	03/18/24	240,000	238,647
AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D	4.040%	11/18/24	470,000	470,208
CIM Trust, Series 2018-R3, Class A2, 144A (b)	4.000%	09/25/57	480,000	473,097
CommonBond Student Loan Trust, Series 2018-AGS, Class B, 144A	3.580%	02/25/44	225,000	221,579
CommonBond Student Loan Trust, Series 2018-BGS, Class B, 144A	3.990%	09/25/45	570,000	573,190
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class C, 144A	4.040%	12/15/27	320,000	319,370
Drive Auto Receivables Trust, Series 2017-BA, Class D, 144A	3.720%	10/17/22	440,000	441,003
Drive Auto Receivables Trust, Series 2017-3, Class D, 144A	3.530%	12/15/23	1,000,000	995,626
Drive Auto Receivables Trust, Series 17-AA, Class D, 144A	4.160%	05/15/24	400,000	403,394
Drive Auto Receivables Trust, Series 2018-1, Class D	3.810%	05/15/24	620,000	617,846
Drive Auto Receivables Trust, Series 2018-2, Class D	4.140%	08/15/24	290,000	288,659
Drive Auto Receivables Trust, Series 2018-4, Class D	4.090%	01/15/26	700,000	697,522
Drive Auto Receivables Trust, Series 2018-5, Class D	4.530%	04/15/26	290,000	291,032
Exeter Automobile Receivables Trust, Series 2018-2A, Class D, 144A	4.040%	03/15/24	425,000	423,669
Harley Marine Financing, LLC, Series 2018-1A, Class A2, 144A (a)	5.682%	05/15/43	650,100	604,398
Hertz Vehicle Financing, LLC, Series 2018-1A, Class B, 144A	3.600%	02/25/24	260,000	251,768
Hertz Vehicle Financing, LLC, Series 2018-1A, Class C, 144A	4.390%	02/25/24	240,000	239,623
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class D, 144A	4.400%	01/14/28	360,000	363,016
Santander Drive Auto Receivables Trust, Series 2016-3, Class D	2.800%	08/15/22	660,000	653,207
Santander Drive Auto Receivables Trust, Series 2016-2, Class E	4.380%	09/15/23	620,000	626,025

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET-BACKED SECURITIES — 16.1% (Continued)	Coupon	Maturity	Par Value	Value
Santander Drive Auto Receivables Trust, Series 2016-3, Class E	4.290%	02/15/24	$635,000	$639,662
Santander Drive Auto Receivables Trust, Series 2018-1, Class D	3.320%	03/15/24	280,000	275,409
Santander Drive Auto Receivables Trust, Series 2018-4, Class D	3.980%	12/15/25	360,000	359,630
Shops at Crystals Trust, Series 2016-CSTL, Class D, 144A	3.731%	07/05/36	510,000	453,081
Sierra Receivables Funding Company, LLC, Series 2016-3A, Class B, 144A	2.630%	10/20/33	147,579	143,190
SoFi Consumer Loan Program Trust, Series 2017-3, Class B, 144A (a)	3.850%	05/25/26	200,000	197,930
SoFi Consumer Loan Program Trust, Series 2017-5, Class B, 144A	3.690%	09/25/26	534,000	526,337
SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 144A	3.650%	02/25/27	410,000	403,813
SoFi Consumer Loan Program Trust, Series 2018-2, Class C, 144A	4.250%	04/26/27	760,000	753,542
SoFi Consumer Loan Program Trust, Series 2018-3, Class C, 144A	4.670%	08/25/27	460,000	462,493
SoFi Consumer Loan Program Trust, Series 2018-4, Class D, 144A	4.760%	11/26/27	510,000	513,747
Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 144A	3.410%	05/15/23	325,000	320,581
Total Asset-Backed Securities (Cost $15,103,167)				$14,973,398

CORPORATE BONDS — 26.4%	Coupon	Maturity	Par Value	Value
Communication Services — 2.3%
Américan Móvil S.A.B. de C.V.	5.000%	10/16/19	$380,000	$385,264
AT&T, Inc.	4.250%	03/01/27	250,000	240,977
AT&T, Inc.	5.250%	03/01/37	263,000	249,217
Comcast Corporation	3.950%	10/15/25	100,000	99,607
Sprint Spectrum Company, L.P., 144A	3.360%	03/20/23	735,000	726,731
Verizon Communications, Inc.	4.272%	01/15/36	520,000	478,292
				2,180,088
Consumer Discretionary — 0.6%
Alibaba Group Holding Ltd.	2.500%	11/28/19	205,000	203,306
Alibaba Group Holding Ltd.	3.600%	11/28/24	345,000	333,820
				537,126
Consumer Staples — 0.5%
Kroger Company (The)	4.450%	02/01/47	515,000	447,640

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.4% (Continued)	Coupon	Maturity	Par Value	Value
Energy — 3.8%
Boardwalk Pipelines, L.P.	4.450%	07/15/27	$500,000	$467,225
Cenovus Energy, Inc.	6.750%	11/15/39	450,000	435,050
Enable Midstream Partners, L.P.	4.400%	03/15/27	505,000	461,688
Kinder Morgan, Inc.	3.150%	01/15/23	438,000	419,151
Marathon Petroleum Corporation, 144A	4.750%	12/15/23	520,000	531,381
Motiva Enterprises, LLC, 144A	6.850%	01/15/40	320,000	327,669
ONEOK, Inc.	4.950%	07/13/47	505,000	451,453
Shell International Finance B.V.	1.875%	05/10/21	185,000	178,546
TC Pipelines, L.P.	4.375%	03/13/25	290,000	285,479
				3,557,642
Financials — 10.4%
Air Lease Corporation	2.125%	01/15/20	250,000	245,937
American Financial Group, Inc.	4.500%	06/15/47	440,000	386,995
Associated Bank, N.A.	3.500%	08/13/21	365,000	361,993
Aviation Capital Group, LLC, 144A	4.125%	08/01/25	470,000	448,970
Bank of America Corporation	3.004%	12/20/23	430,000	412,621
Bank of America Corporation	3.705%	04/24/28	340,000	320,866
Bank of Montreal	1.500%	07/18/19	200,000	198,129
Berkshire Hathaway, Inc.	2.100%	08/14/19	80,000	79,576
BGC Partners, Inc.	5.375%	12/09/19	195,000	199,076
BGC Partners, Inc.	5.375%	07/24/23	650,000	650,012
Boral Finance Properties Ltd., 144A	3.000%	11/01/22	380,000	365,491
Brighthouse Financial, Inc.	4.700%	06/22/47	515,000	385,399
Capital One Bank	3.375%	02/15/23	220,000	211,053
Citigroup, Inc.	4.450%	09/29/27	265,000	255,821
Credit Suisse AG of New York	3.625%	09/09/24	586,000	569,968
GE Capital International Funding Company	2.342%	11/15/20	215,000	204,466
General Motors Financial Company, Inc.	3.250%	01/05/23	140,000	131,687
General Motors Financial Company, Inc.	4.350%	01/17/27	405,000	373,848
Goldman Sachs Group, Inc. (The)	3.850%	01/26/27	314,000	295,946
Goldman Sachs Group, Inc. (The)	4.017%	10/31/38	415,000	362,400
Hyundai Capital America, 144A	2.600%	03/19/20	235,000	231,444
JPMorgan Chase & Company	3.797%	07/23/24	450,000	445,162
JPMorgan Chase & Company	3.625%	12/01/27	490,000	452,308
Mitsubishi UFJ Financial Group, Inc.	3.535%	07/26/21	470,000	469,696
Morgan Stanley	3.950%	04/23/27	280,000	262,709
SMBC Aviation Capital Finance Designated Activity, 144A	2.650%	07/15/21	325,000	313,827

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 26.4% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 10.4% (Continued)
Sumitomo Mitsui Financial Group, Inc.	2.442%	10/19/21	$435,000	$421,885
Sumitomo Mitsui Financial Group, Inc.	2.784%	07/12/22	290,000	280,756
Voya Financial, Inc.	4.800%	06/15/46	415,000	388,222
				9,726,263
Health Care — 1.3%
Bayer U.S. Finance II, LLC	5.500%	08/15/25	315,000	327,804
Celgene Corporation	4.350%	11/15/47	445,000	371,786
CVS Health Corporation	5.050%	03/25/48	510,000	495,037
				1,194,627
Information Technology — 3.3%
Arrow Electronics, Inc.	3.250%	09/08/24	310,000	287,220
Arrow Electronics, Inc.	3.875%	01/12/28	505,000	460,934
Broadcom Corporation/Broadcom Cayman Finance Ltd.	3.875%	01/15/27	540,000	485,895
Dell, Inc., 144A	8.350%	07/15/46	370,000	407,847
Motorola Solutions, Inc.	3.750%	05/15/22	590,000	582,397
Seagate HDD Cayman	4.875%	03/01/24	270,000	253,453
Seagate HDD Cayman	4.875%	06/01/27	180,000	160,358
Tech Data Corporation	4.950%	02/15/27	480,000	451,250
				3,089,354
Materials — 1.1%
Domtar Corporation	6.750%	02/15/44	320,000	318,581
DowDuPont, Inc.	4.493%	11/15/25	265,000	267,683
Glencore Funding, LLC, 144A	4.000%	03/27/27	460,000	419,549
LyondellBasell Industries N.V.	5.000%	04/15/19	33,000	33,056
				1,038,869
Real Estate — 1.9%
Alexandria Real Estate Equities, Inc.	3.450%	04/30/25	450,000	429,626
Crown Castle International Corporation	3.200%	09/01/24	550,000	518,477
Crown Castle International Corporation	4.750%	05/15/47	175,000	162,014
EPR Properties	5.750%	08/15/22	385,000	401,404
Hudson Pacific Properties, L.P.	3.950%	11/01/27	265,000	245,405
				1,756,926
Utilities — 1.2%
Électricité de France S.A., 144A	5.000%	09/21/48	250,000	222,506
ENEL Finance International N.V., 144A	4.750%	05/25/47	515,000	418,952
Oglethorpe Power Corporation	6.100%	03/15/19	60,000	60,467
Southern California Edison Company	4.000%	04/01/47	430,000	376,043
				1,077,968
Total Corporate Bonds (Cost $26,295,369)				$24,606,503

RYAN LABS CORE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
INTERNATIONAL BONDS — 0.1%	Coupon	Maturity	Par Value	Value
United Mexican States (Cost $102,567)	4.000%	10/02/23	$100,000	$98,551

MONEY MARKET FUNDS — 2.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 2.13% (c) (Cost $2,435,031)	2,435,031	$2,435,031

Investments at Value — 100.0% (Cost $96,508,264)		$93,214,786

Other Assets in Excess of Liabilities — 0.0% (d)		34,585

Net Assets — 100.0%		$93,249,371

144A -

This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $30,955,535 as of November 30, 2018, representing 33.2% of net assets (Note 6).

LIBOR -	London interbank offered rate.

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of November 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $774,717 as of November 30, 2018, representing 0.8% of net assets (Note 2).

(c)	The rate shown is the 7-day effective yield as of November 30, 2018.
(d)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS November 30, 2018
U.S. TREASURY OBLIGATIONS — 7.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes — 1.2%
U.S. Treasury Notes	3.125%	11/15/28	$1,100,000	$1,110,484

U.S. Treasury Bonds — 6.0%
U.S. Treasury Bonds	3.125%	05/15/48	375,000	361,479
U.S. Treasury Bonds	3.000%	08/15/48	5,510,000	5,182,629
				5,544,108
Total U.S. Treasury Obligations (Cost $6,622,159)				$6,654,592

MORTGAGE-BACKED SECURITIES — 0.1%	Coupon	Maturity	Par Value	Value
Commercial — 0.1%
Commercial Mortgage Trust, Series 2013-CR7, Class D, 144A (a) (Cost $72,068)	4.389%	03/10/46	$82,500	$60,583

MUNICIPAL BONDS — 1.0%	Coupon	Maturity	Par Value	Value
New York City Water & Sewer System, Build America Bonds, Revenue	5.750%	06/15/41	$765,000	$923,508
New York State Dormitory Authority, Build America Bonds, Revenue	5.600%	03/15/40	10,000	11,731
Total Municipal Bonds (Cost $966,496)				$935,239

CORPORATE BONDS — 88.3%	Coupon	Maturity	Par Value	Value
Communication Services — 6.9%
América Móvil S.A.B. de C.V.	4.375%	07/16/42	$390,000	$356,585
AT&T, Inc.	4.500%	05/15/35	515,000	455,967
AT&T, Inc.	4.350%	06/15/45	2,250,000	1,832,748
Comcast Corporation	4.250%	01/15/33	2,040,000	1,978,169
Comcast Corporation	4.600%	10/15/38	265,000	259,278
Interpublic Group of Companies, Inc. (The)	5.400%	10/01/48	970,000	913,080
Time Warner, Inc.	6.550%	05/01/37	100,000	101,445
Time Warner, Inc.	6.750%	06/15/39	450,000	464,271
				6,361,543

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 88.3% (Continued)	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 7.3%
21st Century Fox America, Inc.	6.200%	12/15/34	$740,000	$881,075
CBS Corporation	4.850%	07/01/42	525,000	487,538
Ford Motor Company	4.750%	01/15/43	505,000	380,138
General Motors Company, Inc.	6.750%	04/01/46	1,130,000	1,098,402
Hasbro, Inc.	6.350%	03/15/40	657,000	693,799
Johnson (S.C.) & Son, Inc., 144A	4.350%	09/30/44	690,000	672,355
Lowe's Companies, Inc.	4.050%	05/03/47	1,070,000	962,772
Newell Brands, Inc.	5.500%	04/01/46	695,000	627,507
Warner Media, LLC	4.650%	06/01/44	1,015,000	872,343
				6,675,929
Consumer Staples — 6.5%
Anheuser-Busch Companies, LLC/Anheuser-Busch InBev Worldwide, Inc., 144A	4.700%	02/01/36	1,335,000	1,253,134
Conagra Brands, Inc.	5.400%	11/01/48	505,000	479,379
Constellation Brands, Inc.	5.250%	11/15/48	985,000	978,346
General Mills, Inc.	4.550%	04/17/38	545,000	496,117
Kroger Company (The)	4.450%	02/01/47	1,135,000	986,548
Walmart, Inc.	3.950%	06/28/38	1,820,000	1,758,521
				5,952,045
Energy — 11.1%
Baker Hughes, a GE Company, LLC	4.080%	12/15/47	1,300,000	1,053,322
Boardwalk Pipelines, L.P.	5.950%	06/01/26	706,000	718,918
Boardwalk Pipelines, L.P.	4.450%	07/15/27	340,000	317,713
Energy Transfer Partners, L.P.	7.500%	07/01/38	165,000	180,073
Energy Transfer Partners, L.P.	6.500%	02/01/42	965,000	971,032
Energy Transfer Partners, L.P.	5.950%	10/01/43	160,000	148,896
Enterprise Products Operating, LLC	5.375%	02/15/78	1,480,000	1,270,435
EQT Corporation	3.900%	10/01/27	1,000,000	876,546
Kinder Morgan Energy Partners, L.P.	6.500%	09/01/39	1,063,000	1,116,892
Marathon Petroleum Corporation	5.850%	12/15/45	615,000	605,636
MPLX, L.P.	5.500%	02/15/49	515,000	491,037
Petroleos Mexicanos	6.750%	09/21/47	812,000	671,930
Shell International Finance B.V.	3.750%	09/12/46	495,000	441,722
TransCanada Pipelines Ltd.	4.875%	05/15/48	1,220,000	1,161,414
Williams Companies, Inc. (The)	4.850%	03/01/48	165,000	145,241
				10,170,807
Financials — 14.4%
American International Group, Inc.	4.500%	07/16/44	370,000	320,508
AXA Equitable Holdings, Inc., 144A	5.000%	04/20/48	900,000	792,945
Banco Santander S.A.	5.179%	11/19/25	1,040,000	1,023,664
Bank of America Corporation	4.244%	04/24/38	975,000	906,376
Brighthouse Financial, Inc.	4.700%	06/22/47	1,200,000	898,018

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 88.3% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 14.4% (Continued)
Capital One Financial Corporation	3.750%	03/09/27	$965,000	$890,932
Capital One Financial Corporation	3.800%	01/31/28	665,000	610,974
GE Capital International Funding Company	4.418%	11/15/35	1,005,000	811,820
Goldman Sachs Group, Inc.	4.411%	04/23/39	755,000	692,739
HSBC Bank USA	5.875%	11/01/34	1,315,000	1,446,886
JPMorgan Chase & Company	3.882%	07/24/38	640,000	570,072
Manulife Financial Corporation	4.061%	02/24/32	1,195,000	1,119,009
National Rural Utilities Cooperative Corporation	4.400%	11/01/48	725,000	713,168
Royal Bank of Scotland Group plc (The)	4.892%	05/18/29	945,000	895,779
Wells Fargo & Company	5.375%	02/07/35	1,405,000	1,503,939
				13,196,829
Health Care — 8.8%
AbbVie, Inc.	4.300%	05/14/36	1,235,000	1,102,813
Bayer U.S. Finance II LLC, 144A	4.875%	06/25/48	485,000	441,546
Celgene Corporation	4.350%	11/15/47	1,315,000	1,098,650
Celgene Corporation	4.550%	02/20/48	240,000	207,828
CVS Health Corporation	5.050%	03/25/48	1,490,000	1,446,283
Duke University Health System, Inc.	3.920%	06/01/47	1,140,000	1,074,643
Lincoln National Corporation	4.350%	03/01/48	165,000	147,363
McKesson Corporation	4.750%	05/30/29	690,000	687,068
Medtronic, Inc.	4.375%	03/15/35	1,360,000	1,364,517
Stanford Health Care	3.795%	11/15/48	505,000	465,729
				8,036,440
Industrials — 4.7%
Burlington Northern Santa Fe, LLC	5.150%	09/01/43	675,000	723,118
FedEx Corporation	4.950%	10/17/48	765,000	741,193
General Electric Company	4.500%	03/11/44	935,000	751,970
Norfolk Southern Corporation	4.450%	06/15/45	1,175,000	1,122,856
United Parcel Service, Inc.	3.750%	11/15/47	1,100,000	969,876
				4,309,013
Information Technology — 4.3%
Arrow Electronics, Inc.	3.875%	01/12/28	505,000	460,934
Intel Corporation	3.734%	12/08/47	220,000	195,115
Microsoft Corporation	4.100%	02/06/37	1,784,000	1,780,031
Oracle Corporation	3.800%	11/15/37	1,378,000	1,261,301
Tech Data Corporation	4.950%	02/15/27	250,000	235,026
				3,932,407
Materials — 5.0%
BHP Billiton Finance (USA) Ltd.	5.000%	09/30/43	1,235,000	1,303,643
DowDuPont, Inc.	5.319%	11/15/38	500,000	510,089

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 88.3% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 5.0% (Continued)
DowDuPont, Inc.	5.419%	11/15/48	$500,000	$509,300
Glencore Funding, LLC, 144A	4.000%	03/27/27	950,000	866,459
International Paper Company	4.350%	08/15/48	580,000	484,117
Nucor Corporation	4.400%	05/01/48	1,040,000	964,663
				4,638,271
Real Estate — 0.9%
ERP Operating L.P.	4.150%	12/01/28	130,000	129,897
Kimco Realty Corporation	4.450%	09/01/47	790,000	695,257
				825,154
Utilities — 18.4%
Alabama Power Company	4.300%	01/02/46	935,000	909,321
American Water Capital Corporation	4.200%	09/01/48	940,000	879,834
Atmos Energy Corporation	4.300%	10/01/48	950,000	916,409
Commonwealth Edison Company	4.000%	03/01/48	820,000	758,437
Consolidated Edison Company	4.500%	12/01/45	1,075,000	1,047,209
Consumers Energy Company	4.350%	04/15/49	905,000	894,846
Duke Energy Progress, LLC	4.375%	03/30/44	865,000	847,995
Duke Energy Progress, LLC	3.600%	09/15/47	240,000	204,778
Électricité de France S.A., 144A	4.875%	09/21/38	300,000	271,373
Électricité de France S.A., 144A	4.950%	10/13/45	990,000	900,631
ENEL Finance International N.V., 144A	4.750%	05/25/47	665,000	540,977
Exelon Generation Company, LLC	5.600%	06/15/42	570,000	546,501
MidAmerican Energy Company	4.800%	09/15/43	953,000	1,007,009
Pacific Gas & Electric Company	6.050%	03/01/34	225,000	215,525
Pacific Gas & Electric Company	4.300%	03/15/45	460,000	359,849
PacifiCorp	6.250%	10/15/37	210,000	256,722
PacifiCorp	4.125%	01/15/49	780,000	738,655
Potomac Electric Power	4.150%	03/15/43	735,000	697,768
PPL Electric Utilities Corporation	4.750%	07/15/43	1,070,000	1,114,567
Sempra Energy	3.800%	02/01/38	970,000	818,090
Southern California Edison Company	4.650%	10/01/43	774,000	748,002
Southwestern Public Service Company	4.500%	08/15/41	430,000	427,621
Southwestern Public Service Company	4.400%	11/15/48	840,000	810,794
Wisconsin Electric Power Company	4.300%	10/15/48	960,000	937,455
				16,850,368
Total Corporate Bonds (Cost $86,975,558)				$80,948,806

RYAN LABS LONG CREDIT FUND SCHEDULE OF INVESTMENTS (Continued)
INTERNATIONAL BONDS — 1.7%	Coupon	Maturity	Par Value	Value
Republic of Colombia	4.500%	03/15/29	$250,000	$244,503
United Mexican States	4.750%	03/08/44	1,459,000	1,283,920
Total International Bonds (Cost $1,622,846)				$1,528,423

MONEY MARKET FUNDS — 0.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 2.13% (b) (Cost $576,868)	576,868	$576,868

Investments at Value — 98.9% (Cost $96,835,995)		$90,704,511

Other Assets in Excess of Liabilities — 1.1%		967,638

Net Assets — 100.0%		$91,672,149

144A -

This security was purchased in a transaction exempt from registration in compliance with Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $5,800,003 as of November 30, 2018, representing 6.3% of net assets (Note 6).

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of November 30, 2018. These variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of November 30, 2018.
See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF ASSETS AND LIABILITIES November 30, 2018
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
ASSETS
Investments in securities:
At cost	$96,508,264	$96,835,995
At value (Note 2)	$93,214,786	$90,704,511
Receivable for securities sold	—	2,028,670
Dividends and interest receivable	489,665	1,056,257
Other assets	4,553	3,219
TOTAL ASSETS	93,709,004	93,792,657

LIABILITIES
Distributions payable	120,911	151,812
Payable for securities purchased	302,001	1,928,896
Payable to Adviser (Note 4)	8,631	16,970
Payable to administrator (Note 4)	12,950	12,530
Other accrued expenses	15,140	10,300
TOTAL LIABILITIES	459,633	2,120,508

NET ASSETS	$93,249,371	$91,672,149

NET ASSETS CONSIST OF:
Paid-in capital	$97,565,793	$99,737,459
Accumulated deficit	(4,316,422)	(8,065,310)
NET ASSETS	$93,249,371	$91,672,149

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	9,859,219	9,871,807

Net asset value, offering price and redemption price per share (Note 2)	$9.46	$9.29

See accompanying notes to financial statements.

RYAN LABS FUNDS STATEMENTS OF OPERATIONS For the Year Ended November 30, 2018
	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
INVESTMENT INCOME
Interest	$3,149,296	$3,896,940
Dividend	22,968	10,825
TOTAL INVESTMENT INCOME	3,172,264	3,907,765

EXPENSES
Investment advisory fees (Note 4)	382,322	449,011
Administration fees (Note 4)	95,505	89,794
Professional fees	39,357	39,357
Fund accounting fees (Note 4)	39,630	38,947
Pricing costs	54,624	20,296
Custody and bank service fees	11,988	13,294
Compliance fees (Note 4)	12,186	12,193
Transfer agent fees (Note 4)	12,000	12,000
Trustees’ fees and expenses (Note 4)	10,260	10,260
Registration and filing fees	6,594	7,279
Printing of shareholder reports	3,338	3,098
Insurance expense	2,986	2,967
Postage and supplies	2,096	1,966
Other expenses	9,082	8,991
TOTAL EXPENSES	681,968	709,453
Less fee reductions by the Adviser (Note 4)	(299,646)	(260,442)
NET EXPENSES	382,322	449,011

NET INVESTMENT INCOME	2,789,942	3,458,754

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from investment transactions	(700,280)	(1,938,185)
Net change in unrealized appreciation (depreciation) on investments	(3,264,995)	(8,307,941)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(3,965,275)	(10,246,126)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,175,333)	$(6,787,372)

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2018	Year Ended November 30, 2017 (a)
FROM OPERATIONS
Net investment income	$2,789,942	$2,561,725
Net realized gains (losses) from investment transactions	(700,280)	112,983
Net change in unrealized appreciation (depreciation) on investments	(3,264,995)	1,116,810
Net increase (decrease) in net assets from operations	(1,175,333)	3,791,518

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,886,572)	(3,991,010)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,235,000	1,560,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,527,719	2,658,906
Payments for shares redeemed	(8,362,805)	(2,344,525)
Net increase (decrease) from capital share transactions	(4,600,086)	1,874,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,661,991)	1,674,889

NET ASSETS
Beginning of year	101,911,362	100,236,473
End of year	$93,249,371	$101,911,362

CAPITAL SHARE ACTIVITY
Shares sold	228,627	156,937
Shares reinvested	158,551	271,242
Shares redeemed	(852,192)	(237,531)
Net increase (decrease) in shares outstanding	(465,014)	190,648
Shares outstanding at beginning of year	10,324,233	10,133,585
Shares outstanding at end of year	9,859,219	10,324,233

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended November 30, 2017, distributions to shareholders consisted of $2,642,230 from net investment income and $1,348,780 from net realized gains from investment transactions. As of November 30, 2017, undistributed net investment income was $6,983.

See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended November 30, 2018	Year Ended November 30, 2017 (a)
FROM OPERATIONS
Net investment income	$3,458,754	$2,631,004
Net realized gains (losses) from investment transactions	(1,938,185)	1,525,529
Net change in unrealized appreciation (depreciation) on investments	(8,307,941)	2,812,756
Net increase (decrease) in net assets from operations	(6,787,372)	6,969,289

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(4,806,244)	(5,073,520)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,972,010	35,580,366
Net asset value of shares issued in reinvestment of distributions to shareholders	2,972,735	3,139,783
Payments for shares redeemed	(5,564,469)	(370,500)
Net increase from capital share transactions	9,380,276	38,349,649

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,213,340)	40,245,418

NET ASSETS
Beginning of year	93,885,489	53,640,071
End of year	$91,672,149	$93,885,489

CAPITAL SHARE ACTIVITY
Shares sold	1,231,858	3,401,270
Shares reinvested	291,619	310,760
Shares redeemed	(521,581)	(35,769)
Net increase in shares outstanding	1,001,896	3,676,261
Shares outstanding at beginning of year	8,869,911	5,193,650
Shares outstanding at end of year	9,871,807	8,869,911

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended November 30, 2017, distributions to shareholders consisted of $2,625,023 from net investment income and $2,448,497 from net realized gains from investment transactions. As of November 30, 2017, undistributed net investment income was $9,746.

See accompanying notes to financial statements.

RYAN LABS CORE BOND FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$9.87	$9.89	$9.87	$10.00

Income (loss) from investment operations:
Net investment income	0.28	0.25	0.23	0.21
Net realized and unrealized gains (losses) on investments	(0.40)	0.12	0.04	(0.13)
Total from investment operations	(0.12)	0.37	0.27	0.08

Less distributions from:
Net investment income	(0.29)	(0.26)	(0.24)	(0.21)
Net realized gains from investment transactions	—	(0.13)	(0.01)	—
Total distributions	(0.29)	(0.39)	(0.25)	(0.21)

Net asset value at end of period	$9.46	$9.87	$9.89	$9.87

Total return (b)	(1.21%)	3.84%	2.69%	0.81	%(c)

Net assets at end of period (000’s)	$93,249	$101,911	$100,236	$70,257

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.71%	0.70%	0.75%	1.18	%(d)

Ratio of net expenses to average net assets (e)	0.40%	0.40%	0.40%	0.40	%(d)

Ratio of net investment income to average net assets (e)	2.92%	2.54%	2.29%	2.21	%(d)

Portfolio turnover rate	58%	103%	118%	161	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2014) through November 30, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).
See accompanying notes to financial statements.

RYAN LABS LONG CREDIT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30, 2015 (a)
Net asset value at beginning of period	$10.58	$10.33	$10.06	$10.00

Income (loss) from investment operations:
Net investment income	0.38	0.37	0.41	0.01
Net realized and unrealized gains (losses) on investments	(1.13)	0.64	0.30	0.06
Total from investment operations	(0.75)	1.01	0.71	0.07

Less distributions from:
Net investment income	(0.38)	(0.37)	(0.41)	(0.01)
Net realized gains from investment transactions	(0.16)	(0.39)	(0.03)	—
Total distributions	(0.54)	(0.76)	(0.44)	(0.01)

Net asset value at end of period	$9.29	$10.58	$10.33	$10.06

Total return (b)	(7.38%)	10.27%	7.11%	0.71	%(c)

Net assets at end of period (000’s)	$91,672	$93,885	$53,640	$50,278

Ratios/supplementary data:

Ratio of total expenses to average net assets	0.79%	0.84%	0.84%	1.12	%(d)

Ratio of net expenses to average net assets (e)	0.50%	0.50%	0.50%	0.50	%(d)

Ratio of net investment income to average net assets (e)	3.85%	3.66%	3.87%	2.38	%(d)

Portfolio turnover rate	195%	191%	156%	93	%(c)

(a)	Represents the period from the commencement of operations (November 13, 2015) through November 30, 2015.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after investment advisory fee reductions and/or expense reimbursements. (Note 4).
See accompanying notes to financial statements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

1. Organization

Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund (individually, a “Fund,” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

Each Fund’s investment objective is to seek total return, consisting of current income and capital appreciation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These policies are in conformity with GAAP.

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASU 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities valuation – The Funds’ fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Ryan Labs, Inc. (the “Adviser”), under the general supervision of the Board. Exchange-traded funds (“ETFs”), if any, are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. ETFs are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Funds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors.

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2018:

Ryan Labs Core Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$14,606,835	$—	$14,606,835
Mortgage-Backed Securities	—	36,494,468	—	36,494,468
Asset-Backed Securities	—	14,973,398	—	14,973,398
Corporate Bonds	—	24,606,503	—	24,606,503
International Bonds	—	98,551	—	98,551
Money Market Funds	2,435,031	—	—	2,435,031
Total	$2,435,031	$90,779,755	$—	$93,214,786

Ryan Labs Long Credit Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$6,654,592	$—	$6,654,592
Mortgage-Backed Securities	—	60,583	—	60,583
Municipal Bonds	—	935,239	—	935,239
Corporate Bonds	—	80,948,806	—	80,948,806
International Bonds	—	1,528,423	—	1,528,423
Money Market Funds	576,868	—	—	576,868
Total	$576,868	$90,127,643	$—	$90,704,511

As of November 30, 2018, the Funds did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The net asset value (“NAV”) per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid by each Fund during the years ended November 30, 2018 and 2017 was as follows:

Ryan Labs Core Bond Fund

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
November 30, 2018	$2,886,572	$—	$2,886,572
November 30, 2017	$3,991,010	$—	$3,991,010

Ryan Labs Long Credit Fund

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
November 30, 2018	$3,982,634	$823,610	$4,806,244
November 30, 2017	$5,073,520	$—	$5,073,520

On December 31, 2018, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund paid net investment income dividends of $0.0273 and $0.0337 per share, respectively, to shareholders of record on December 28, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2018:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Tax cost of portfolio investments	$96,524,797	$97,056,543
Gross unrealized appreciation	$249,850	$194,056
Gross unrealized depreciation	(3,559,861)	(6,546,088)
Net unrealized depreciation on investments	(3,310,011)	(6,352,032)
Undistributed ordinary income	117,836	162,101
Accumulated capital and other losses	(1,003,336)	(1,723,567)
Distributions payable	(120,911)	(151,812)
Accumulated deficit	$(4,316,422)	$(8,065,310)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of November 30, 2018, Ryan Labs Core Bond Fund had short-term capital loss carry- forwards of $622,535 and long-term capital loss carryforwards of $380,801; and Ryan Labs Long Credit Fund had short-term capital loss carryforwards of $1,723,567. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to sharholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended November 30, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term investments, were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of investment securities	$40,329,544	$103,351,963
Proceeds from sales and maturities of investment securities	$25,713,144	$97,919,886

During the year ended November 30, 2018, cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities were as follows:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
Purchase of U.S. Government securities	$19,508,334	$78,986,203
Proceeds from sales and maturities of U.S. Government securities	$28,965,478	$76,185,069

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Adviser is a wholly-owned subsidiary of Sun Life Financial, Inc. Each Fund is managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund pay the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.40% and 0.50%, respectively, of average daily net assets.

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has agreed, until March 31, 2020, to reduce advisory fees and reimburse other expenses in order to limit total annual operating expenses (exclusive of brokerage transaction costs and commissions; taxes; interest; costs related to any securities lending program; transaction charges and interest on borrowed money; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs, proxy solicitation and liquidation costs; indemnification payments to the Funds’ service providers, including, without limitation, the Adviser; other expenses not incurred in the ordinary course of business; and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board) to an amount not exceeding 0.40% and 0.50% of the average daily net assets of Ryan Labs Core Bond

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Fund and Ryan Labs Long Credit Fund, respectively. Accordingly, during the year ended November 30, 2018, the Adviser reduced its advisory fees in the amounts of $299,646 and $260,442 for Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of November 30, 2018, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	Ryan Labs Core Bond Fund	Ryan Labs Long Credit Fund
November 30, 2019	$250,634	$181,499
November 30, 2020	298,798	242,282
November 30, 2021	299,646	260,442
Total	$849,078	$684,223

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

retainer from each Fund, paid quarterly. Each Independent Trustee also received from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of November 30, 2018, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

NAME OF RECORD OWNER	% Ownership
Ryan Labs Core Bond Fund
Citibank, N.A. (for the benefit of its customers)	47%
Ryan Labs Long Credit Fund
Citibank, N.A. (for the benefit of its customers)	49%
Charles Schwab & Company (for the benefit of its customers)	26%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person of that Fund. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Risks Associated with Mortgage-Backed Securities

The Funds’ investments in mortgage-backed securities are subject to prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Funds to reinvest their assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Funds’ investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of November 30, 2018, Ryan Labs Core Bond Fund had 39.1% of the value of its net assets invested in mortgage-backed securities.

6. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration under the Securities Act of 1933, as amended, and may have legal restriction on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and

RYAN LABS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

the Funds might be unable to dispose of the securities promptly or at a reasonable price. As of November 30, 2018, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund had 33.2% and 6.3%, respectively, of the value of their net assets invested in Rule 144A securities.

7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the payment of net investment income dividends on December 31, 2018, as discussed in Note 2.

RYAN LABS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund, each a series of shares of beneficial interest in Ultimus Managers Trust (the “Funds”), including the schedules of investments, as of November 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from December 29, 2014 (commencement of operations) through November 30, 2015 for the Ryan Labs Core Bond Fund and for the period from November 13, 2015 (commencement of operations) through November 30, 2015 for the Ryan Labs Long Credit Fund, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods detailed above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the

RYAN LABS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Ultimus Managers Trust since 2013.

Philadelphia, Pennsylvania
January 24, 2019

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2018) and held until the end of the period (November 30, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RYAN LABS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Net Expense Ratio (a)	Expenses Paid During Period (b)
Ryan Labs Core Bond Fund
Based on Actual Fund Return	$1,000.00	$ 995.10	0.40%	$2.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,023.06	0.40%	$2.03

Ryan Labs Long Credit Fund
Based on Actual Fund Return	$1,000.00	$ 958.20	0.50%	$2.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.56	0.50%	$2.54

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

RYAN LABS FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-561-3087, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-561-3087. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFOMRATION (Unaudited)

For the fiscal year ended November 30, 2018, Ryan Labs Long Credit Fund designated $823,610 as long-term capital gain distributions subject to a maximum tax rate of 20%.

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Vice President, Relationship Management Director of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (1989 to 2017); Business Project Manager of Vantiv, Inc. (2013 to 2014)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)

RYAN LABS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-561-3087.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The names of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,800 and $56,400 with respect to the registrant’s fiscal years ended November 30, 2018 and November 30, 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,900 and $8,000 with respect to the registrant’s fiscal years ended November 30, 2018 and November 30, 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2018 and 2017, aggregate non-audit fees of $6,900 and $8,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Lyrical U.S. Value Equity Fund, Ryan Labs Core Bond Fund and Ryan Labs Long Credit Fund

Date	February 7, 2019

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	February 7, 2019

*	Print the name and title of each signing officer under his or her signature.